Property And Equipment	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
NOTE D - PROPERTY AND EQUIPMENT

Property and equipment consist of the following as of December 31, 2014 and 2013:

	2014	2013
Furniture, fixtures, and automobiles	$263,000	$-
Software	65,000	-
Computer equipment	311,000	3,000
Leasehold improvements	448,000	-
	1,087,000	3,000
Less accumulated depreciation and amortization	(249,000)	(1,000)
Property and equipment, net	$838,000	$2,000